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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                     FORM 10-K ANNUAL REPORT FOR FISCAL 2002

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert B. Goergen, Robert H. Barghaus and Bruce
D. Kreiger, and each of them, until July 31, 2002, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report of Blyth, Inc. for the fiscal year ended January 31, 2002, and any amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

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
     Signature                        Title                                   Date
     ---------                        -----                                   ----
     /s/ Robert B. Goergen            Chairman, Chief Executive Officer       April 4, 2002
     ---------------------            and President, Director
        Robert B. Goergen             (Principal Executive Officer)

     /s/ Robert H. Barghaus           Vice President and Chief                April 4, 2002
     ----------------------           Financial Officer (Principal
        Robert H. Barghaus            Financial and Accounting Officer)

     /s/ Roger A. Anderson            Director                                April 4, 2002
     ---------------------
        Roger A. Anderson

     /s/ John W. Burkhart             Director                                April 4, 2002
     --------------------
        John W. Burkhart

     /s/ Pamela M. Goergen            Director                                April 4, 2002
     ---------------------
        Pamela M. Goergen

     /s/ Neal I. Goldman              Director                                April 4, 2002
     -------------------
        Neal I. Goldman

     /s/ John E. Preschlack           Director                                April 4, 2002
     ----------------------
        John E. Preschlack

     /s/ Howard E. Rose               Director                                April 4, 2002
     ------------------
        Howard E. Rose

     /s/ Frederick H. Stephens, Jr.   Director                                April 4, 2002
     ------------------------------
        Frederick H. Stephens, Jr.
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